Exhibit 99.3

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 30, 2007, by and among ARAMARK Corporation (as successor to ARAMARK Services, Inc.), a Delaware corporation (the “Company”), the Guarantors listed on the signature page hereto (the “New Guarantors”), and The Bank of New York, as Trustee (the “Trustee”), to the Indenture, dated as of January 26, 2007 (the “Indenture”), among ARAMARK Corporation, a Delaware corporation (the “Issuer”), the Guarantors listed on the signature page thereto (the “Original Guarantors”) and the Trustee.

WITNESSETH:

WHEREAS, the Issuer and the Original Guarantors have heretofore executed and delivered to the Trustee the Indenture providing for the issuance of $1,280,000,000 aggregate principal amount of 8.50% senior fixed rate notes due 2015 and $500,000,000 aggregate principal amount of senior floating rate notes due 2015 (collectively, the “Notes”) and;

WHEREAS, the Issuer has merged with and into the Company (the “Merger”), with the Company as the surviving entity in the Merger;

WHEREAS, as a result of the Merger, the Company is assuming, by and under this Supplemental Indenture, the obligations of the Issuer for the due and punctual payment of the principal of, premium, if any, and interest on all the Notes and the performance and observance of the Indenture on the part of the Issuer;

WHEREAS, in connection in connection with the Merger, pursuant to Sections 5.01(a)(5) and 9.01 of the Indenture, each of the New Guarantors are required to execute a Supplemental Indenture whereby such entities expressly assume all the applicable obligations of the Original Guarantors under the Indenture and the Notes; and

WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate or other action on the part of the Trustee, the Company and each of the New Guarantors.

NOW, THEREFORE, for and in consideration of the foregoing premises and for good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Notes, as follows:

SECTION 1. Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

SECTION 2. Assumption by the Company. The Company hereby assumes all of the obligations of the Issuer under the Indenture and the Notes. The Company is hereby substituted for, and may exercise every right and power of, the Issuer under the Indenture with the same effect as if the Company had been named as the Issuer in the Indenture, and the Company is a successor company under the Indenture.

SECTION 3. Assumption of the Guarantees. Each of the New Guarantors hereby assumes all of the guarantee obligations of the Original Guarantors under the Indenture, is hereby substituted for, and may exercise every right and power of, the Original Guarantors under the Indenture with the same effect as if each of the New Guarantors were named as guarantors in the Indenture. The New Guarantors are successor companies under the Indenture.

SECTION 4. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 5. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

SECTION 6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. The Parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction of this Supplemental Indenture.

[Signatures on following page]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

ARAMARK CORPORATION (as successor to ARAMARK Services, Inc.)

by	/s/ L. Frederick Sutherland
	Name:	L. Frederick Sutherland
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ Christopher Holland
	Name:	Christopher S. Holland
	Title:	Authorized Signatory

ARAMARK FACILITIES SERVICES LLC

by	/s/ John M. Lafferty
	Name:	John M. Lafferty
Title:

HARRY M. STEVENS LLC

by	/s/ John M. Lafferty
	Name:	John M. Lafferty
Title:

LANDY TEXTILE RENTAL SERVICES LLC

by	/s/ John M. Lafferty
	Name:	John M. Lafferty
Title:

ARAMARK BUSINESS DINING SERVICES OF TEXAS, INC.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, INC.

ARAMARK FOOD SERVICE CORPORATION OF TEXAS

ARAMARK HEALTHCARE SUPPORT SERVICES OF TEXAS, INC.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, INC.

By:	/s/ Betty McCann
	Name:	Betty McCann
Title:

ARAMARK EXECUTIVE MANAGEMENT SERVICES USA, INC.

ARAMARK SERVICES MANAGEMENT OF HI, INC.

ARAMARK SERVICES MANAGEMENT OF IL, INC.

ARAMARK SERVICES MANAGEMENT OF MI, INC.

ARAMARK SERVICES MANAGEMENT OF NJ, INC.

ARAMARK SERVICES MANAGEMENT OF OH, INC.

ARAMARK SERVICES MANAGEMENT OF SC, INC.

ARAMARK SERVICES MANAGEMENT OF WI, INC.

By:	/s/ John M. Lafferty
	Name:	John M. Lafferty
	Title:	Assistant Treasurer

ARAMARK RAV, INC.

By:	/s/ Karen Wallace
	Name:	Karen Wallace
	Title:	Treasurer

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP

By:	ARAMARK SMMS, LLC, its General Partner

	By:	ARAMARK SERVICES, INC., its sole member

By:	/s/ Christopher Holland
	Name:	Christopher S. Holland
	Title:	Director and President

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

By:	ARAMARK SMMS, LLC, its General Partner

	By:	ARAMARK SERVICES, INC., its sole member

By:	/s/ Christopher Holland
	Name:	Christopher S. Holland
	Title:	Director and President

TAHOE ROCKET LP

By:	ARAMARK SPORTS AND ENTERTAINMENT SERVICES, INC., its General Partner

By:	/s/ Christopher S. Holland
	Name:	Christopher S. Holland
	Title:	Director and Treasurer

THE BANK OF NEW YORK. as Trustee

By:	/s/ Beata Hryniewicka
	Name:	Beata Hryniewicka
	Title:	Assistant Vice President

SCHEDULE I

Addison Concessions, Inc. (Delaware)

ARAMARK Asia Management, LLC (Delaware)

ARAMARK Campus, Inc. (Delaware)

ARAMARK Cleanroom Services, Inc. (Delaware)

ARAMARK Cleanroom Services (Puerto Rico), Inc. (Delaware)

ARAMARK Clinical Technology Services, Inc. (Delaware)

ARAMARK Confection Corporation (Delaware)

ARAMARK Correctional Services, Inc. (Delaware)

ARAMARK CTS, LLC (Delaware)

ARAMARK Educational Group, Inc. (Delaware)

ARAMARK Educational Services, Inc. (Delaware)

ARAMARK Engineering Associates, LLC (Delaware)

ARAMARK Entertainment, Inc. (Delaware)

ARAMARK Facilities Management, Inc. (Delaware)

ARAMARK FHC Business Services, LLC (Delaware)

ARAMARK FHC Campus Services, LLC (Delaware)

ARAMARK FHC Correctional Services, LLC (Delaware)

ARAMARK FHC Healthcare Support Services, LLC (Delaware)

ARAMARK FHC Refreshment Services, LLC (Delaware)

ARAMARK FHC School Support Services, LLC (Delaware)

ARAMARK FHC Services, LLC (Delaware)

ARAMARK FHC Sports and Entertainment Services, LLC (Delaware)

ARAMARK FHC, LLC (Delaware)

ARAMARK Food and Support Services Group, Inc. (Delaware)

ARAMARK Food Service Corporation (Delaware)

ARAMARK FSM, LLC (Delaware)

ARAMARK Healthcare Support Services of the Virgin Island, Inc. (Delaware)

ARAMARK Healthcare Support Services, Inc. (Delaware)

ARAMARK India Holdings LLC (Delaware)

ARAMARK Industrial Services, Inc. (Delaware)

ARAMARK Japan, Inc. (Delaware)

ARAMARK Marketing Services Group, Inc. (Delaware)

ARAMARK Organizational Services, Inc. (Delaware)

ARAMARK RBI, Inc. (Delaware)

ARAMARK Refreshment Services, Inc. (Delaware)

ARAMARK Schools, Inc. (Delaware)

ARAMARK SCM, Inc. (Delaware)

ARAMARK Senior Living Services, LLC (Delaware)

ARAMARK Senior Notes Company (Delaware)

ARAMARK Services of Puerto Rico, Inc. (Delaware)

ARAMARK Services, Inc. (Delaware)

ARAMARK SM Management Services, Inc. (Delaware)

ARAMARK SMMS LLC (Delaware)

ARAMARK SMMS Real Estate LLC (Delaware)

ARAMARK Sports and Entertainment Group, Inc. (Delaware)

ARAMARK Sports and Entertainment Services, Inc. (Delaware)

ARAMARK Sports Facilities, LLC (Delaware)

ARAMARK Sports, Inc. (Delaware)

ARAMARK Summer Games 1996, Inc. (Delaware)

ARAMARK U.S. Offshore Services, Inc. (Delaware)

ARAMARK Uniform & Career Apparel Group, Inc. (Delaware)

ARAMARK Uniform & Career Apparel, Inc. (Delaware)

ARAMARK Uniform Manufacturing Company (Delaware)

ARAMARK Uniform Services (Matchpoint) LLC (Delaware)

ARAMARK Uniform Services (Midwest) LLC (Delaware)

ARAMARK Uniform Services (North Carolina) LLC (Delaware)

ARAMARK Uniform Services (Pittsburgh) LLC (Delaware)

ARAMARK Uniform Services (Rochester) LLC (Delaware)

ARAMARK Uniform Services (Santa Ana) LLC (Delaware)

ARAMARK Uniform Services (Syracuse) LLC (Delaware)

ARAMARK Uniform Services (West Adams) LLC (Delaware)

ARAMARK Venue Services, Inc. (Delaware)

ARAMARK/HMS Company

Delsac VIII, Inc.

Fine Host Holdings, LLC (Delaware)

Galls, an ARAMARK Company, LLC (Delaware)

Harrison Conference Associates, Inc. (Delaware)

Harrison Conference Center of Glen Cove, Inc. (New York)

Harry M. Stevens, Inc. (New York)

Seamlessweb Professional Solutions, Inc. (Delaware)

The Menu Marketing Group, Inc. (Delaware)

American Snack & Beverage, Inc. (Florida)

ARAMARK American Food Services, Inc. (Ohio)

ARAMARK Capital Asset Services, Inc. (Wisconsin)

ARAMARK Consumer Discount Company (Pennsylvania)

ARAMARK Distribution Services, Inc. (Illinois)

ARAMARK Educational Services of Vermont, Inc. (Vermont)

ARAMARK Facility Management Corporation of Iowa (Iowa)

ARAMARK Facility Services, Inc. (Maryland)

ARAMARK FHC Kansas, Inc. (Kansas)

ARAMARK Food Service Corporation of Kansas (Kansas)

ARAMARK Kitty Hawk, Inc. (Idaho)

ARAMARK Services of Kansas, Inc. (Kansas)

Harrison Conference Center of Lake Bluff, Inc. (Illinois)

Harrison Conference Services of Massachusetts, Inc. (Massachusetts)

Harrison Conference Services of North Carolina, Inc. (North Carolina)

Harrison Conferences Services of Princeton, Inc. (New Jersey)

Harrison Conference Services of Wellesley, Inc. (Massachusetts)

Harry M. Stevens, Inc. of New Jersey (New Jersey)

Harry M. Stevens, Inc. of Penn. (Pennsylvania)

Kowalski-Dickow Associates, Inc. (Wisconsin)

L&N Uniform Supply Co., Inc. (California)

Lake Tahoe Cruises, Inc. (California)

Landy Textile Rental Services, Inc. (Pennsylvania)

MyAssistant, Inc. (Pennsylvania)

Overall Laundry Services, Inc. (WA)

Paradise Hornblower, LLC (California)

Restaura, Inc. (Michigan)

Shoreline Operating Company, Inc. (California)

Travel Systems, Ltd. (Nevada)